SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to
Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant [  ]

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[  ]         Preliminary Proxy Statement
[  ]         Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]        Definitive Proxy Statement
[  ]         Definitive Additional Materials
[  ]         Soliciting Material Pursuant to §240.14a-12

SOKO Fitness & Spa Group, Inc.
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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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September 28, 2010

To the Stockholders of SOKO Fitness & Spa Group, Inc.:

SOKO Fitness & Spa Group, Inc. (the “Company”) is pleased to send you the enclosed notice of the 2010 Annual Meeting of Stockholders of the Company (the “Meeting”) to be held at 11:00 a.m., New York time, on October 29, 2010 at the offices of Ellenoff Grossman & Schole LLP, 150 East 42nd Street, 11th Floor, New York, New York 10017.  Please bring to the Meeting proper identification indicating that you are a stockholder of the Company.  Absent such identification, you will not be admitted to the Meeting.

The items of business for the Meeting are listed in the following Notice of Annual Meeting and are more fully addressed in the attached Proxy Statement.  The Proxy Statement is first being mailed to stockholders of the Company on or about October 4, 2010.  Also accompanying the attached Proxy Statement is the Company’s Annual Report on Form 10-K for its fiscal year ending May 31, 2010.

Your vote is important -- please date, sign and return your proxy card in the enclosed envelope as soon as possible to ensure that your shares will be represented and voted at the Meeting even if you cannot attend. If you attend the Meeting, you may vote your shares in person even though you have previously signed and returned your proxy.  If you hold your shares through a brokerage firm, you may cast your vote by visiting www.proxyvote.com.

If you have any questions regarding this material, please do not hesitate to call me at 86-451-87702280.

Sincerely yours,

Tong Liu
President and Chief Executive Officer
SOKO Fitness & Spa Group, Inc.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE THE ENCLOSED PROXY CARD AND PROMPTLY MAIL IT IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE MEETING.

SOKO Fitness & Spa Group, Inc.
No.194, Guogeli Street, Harbin,
Heilongjiang Province, China 150001

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on October 29, 2010

The 2010 Annual Meeting of Stockholders (the “Meeting”) of SOKO Fitness & Spa Group, Inc. (the “Company”) will be held at 11:00 a.m. on October 29, 2010, at the offices of Ellenoff Grossman & Schole LLP, 150 East 42nd Street, 11th Floor, New York, New York 10017, for the following purposes:

1.
To elect Tong Liu, Xia Yu, Colin Sung, Yang Chen and Su Zhang as directors to serve for a one-year term that expires at the 2011 Annual Meeting of Stockholders, or until their successors are elected and qualified or until their earlier resignation or removal (Proposal 1);

2.	To ratify the appointment by the Audit Committee of the Company’s Board of Directors of Friedman LLP as the Company’s independent auditor for the fiscal year ending May 31, 2011 (Proposal 2); and

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

Stockholders are cordially invited to attend the Meeting in person.  However, to assure your representation at the Meeting, please complete and sign the enclosed proxy card and return it promptly.  Even if you have previously submitted a proxy card you may choose to vote in person at the Meeting.  Whether or not you expect to attend the Meeting, please read the attached proxy statement and then promptly complete, date, sign and return the enclosed proxy card in order to ensure your representation at the Meeting.  If you hold your shares through a brokerage firm, you may cast your vote by visiting www.proxyvote.com.

The Board of Directors unanimously recommends a vote “for” the approval of each of the proposals to be submitted at the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Judy Jiang
Secretary

Harbin, China
September 28, 2010

SOKO FITNESS & SPA GROUP, INC.
No.194, Guogeli Street, Harbin,
Heilongjiang Province, China 150001
86-451-87702280
__________________________

PROXY STATEMENT
__________________________

ANNUAL MEETING OF STOCKHOLDERS

to be held on October 29, 2010, 11:00 a.m.
at the offices of

Ellenoff Grossman & Schole LLP
150 East 42nd Street, 11th Floor
New York, New York 10017.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving this proxy statement?

This proxy statement describes the proposals on which our Board of Directors would like you, as a stockholder, to vote at our annual meeting of the stockholders, which will take place on October 29, 2010 at 11:00 a.m., New York time at the offices of Ellenoff Grossman & Schole LLP, 150 East 42nd Street, 11th Floor, New York, New York 10017..

This proxy statement also gives you information on these proposals so that you can make an informed decision.  We intend to mail this proxy statement and accompanying proxy card on or about October 4, 2010 to all stockholders of record entitled to vote at the annual meeting.

In this proxy statement, we refer to SOKO Fitness & Spa Group, Inc. as the “Company”, “SOKO”, “we”, “us” or “our.”

Who can vote at the annual meeting of stockholders?

Stockholders who owned shares of our common stock, par value $.001 per share (“Common Stock”), on September 3, 2010 (the “Record Date”) may attend and vote at the Meeting.  Each share is entitled to one vote. There were 20,231,889 shares of Common Stock outstanding on the Record Date.  All shares of Common Stock shall have one vote per share and vote together as a single class.  Information about the stockholdings of our directors and executive officers is contained in the section of this proxy statement entitled “Beneficial Ownership of Principal Stockholders, Officers and Directors” on page 23 of this proxy statement.

What is the proxy card?

The proxy card enables you to appoint Mr. Tong Liu and/or Mr. Shawn Qu as your representative at the Meeting.  By completing and returning the proxy card, you are authorizing these persons to vote your shares at the annual meeting in accordance with your instructions on the proxy card.  This way, your shares will be voted whether or not you attend the annual meeting.  Even if you plan to attend the annual meeting, we think that it is a good idea to complete and return your proxy card before the annual meeting date just in case your plans change.  If a proposal comes up for vote at the annual meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

What am I voting on?

You are being asked to vote on: (i) the election of our directors, Tong Liu, Xia Yu, Colin Sung, Su Zhang and Yang Chen, to terms of one (1) year, and (ii) the ratification of Friedman LLP as our independent registered public accounting firm for the fiscal year ending May 31, 2011.  We will also transact any other business that properly comes before the annual meeting.

How does the Board of Directors recommend that I vote?

Our Board of Directors unanimously recommends that the stockholders vote “FOR” all proposals being put before our stockholders at the Meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name.  As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If, on the Record Date, your shares were registered directly in your name with our transfer agent, Stocktrans, Inc., you are a “stockholder of record” who may vote at the annual meeting, and we are sending these proxy materials directly to you.  As the stockholder of record, you have the right to direct the voting of your shares by returning the enclosed proxy card to us or to vote in person at the annual meeting.  Whether or not you plan to attend the annual meeting, please complete, date and sign the enclosed proxy card to ensure that your vote is counted.

Beneficial Owner

If, on the Record Date, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials are being forwarded to you by your broker or nominee who is considered the stockholder of record for purposes of voting at the annual meeting.  As the beneficial owner, you have the right to direct your broker on how to vote your shares and to attend the annual meeting.  However, since you are not the stockholder of record, you may not vote these shares in person at the annual meeting unless you receive a valid proxy from your brokerage firm, bank or other nominee holder.  To obtain a valid proxy, you must make a special request of your brokerage firm, bank or other nominee holder.  If you do not make this request, you can still vote by using the voting instruction card enclosed with this proxy statement; however, you will not be able to vote in person at the annual meeting.

How do I vote?

(1)           You may vote by mail.  You may vote by mail by completing, signing and dating your proxy card and returning it in the enclosed, postage-paid and addressed envelope.  If we receive your proxy card prior to the annual meeting and if you mark your voting instructions on the proxy card, your shares will be voted:

●	as you instruct, and

●	according to the best judgment of the proxies if a proposal comes up for a vote at the annual meeting that is not on the proxy card.

If you return a signed card, but do not provide voting instructions, your shares will be voted:

●	for Tong Liu, Xia Yu, Colin Sung, Su Zhang and Yang Chen as nominees for our Board of Directors;

●	to ratify the appointment of Friedman LLP as our independent registered public accounting for the fiscal year ending May 31, 2011; and

●	according to the best judgment of either Mr. Tong Liu or Mr. Shawn Qu, if a proposal comes up for a vote at the annual meeting that is not on the proxy card.

(2)           You may vote in person at the annual meeting.  We will pass out written ballots to anyone who wants to vote at the annual meeting.  However, if you hold your shares in street name, you must bring to the annual meeting a valid proxy from the broker, bank or other nominee holding your shares that confirms your beneficial ownership of the shares and gives you the right to vote your shares.  Holding shares in street name means you hold them through a brokerage firm, bank or other nominee, and therefore the shares are not held in your individual name.  We encourage you to examine your proxy card closely to make sure you are voting all of your shares in the Company.

(3)           You may vote online.  If you hold your shares through a brokerage account, you may also cast your vote by visiting www.proxyvote.com.

What does it mean if I receive more than one proxy card?

You may have multiple accounts at the transfer agent and/or with brokerage firms.  Please sign and return all proxy cards to ensure that all of your shares are voted.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the annual meeting.  You may do this by:

●	sending a written notice to the Secretary of the Company stating that you would like to revoke your proxy of a particular date;

●	signing another proxy card with a later date and returning it before the polls close at the annual meeting; or

●	attending the annual meeting and voting in person.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee.  If your shares are held in street name, and you wish to attend the annual meeting and vote at the annual meeting, you must bring to the annual meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Will my shares be voted if I do not sign and return my proxy card?

If your shares are held in street name or in your name and you do not sign and return your proxy card, your shares will not be voted unless you vote in person at the annual meeting.

How are votes counted?

You may vote “for,” “against,” or “abstain” on each of the proposals being placed before our stockholders.

How many votes must be present to hold the meeting?

Your shares are counted as present at the meeting if you attend the meeting and vote in person or if you properly return a proxy by mail. In order for us to conduct our meeting, a majority of our outstanding shares of Common Stock as of September 3, 2010 must be present in person or by proxy at the meeting. This is referred to as a quorum. On September 3, 2010, there were 20,231,889 shares of Common Stock outstanding and entitled to vote. If a quorum is not present, then either the chairman of the meeting or the Stockholders entitled to vote at the meeting may adjourn the meeting until a later time. Abstentions and “broker non-votes” are counted as present or represented for purposes of determining the presence or absence of a quorum.

What is a “Broker Non-Vote?”

“Broker non-votes” are counted as present or represented for purposes of determining the presence or absence of a quorum, but are not counted for determining the number of votes cast for or against a proposal, whether such proposal is a routine or non-routine matter. Under the rules that govern brokers who have record ownership of shares that are held in “street name” for their clients, who are the beneficial owners of the shares, brokers have discretion to vote these shares on routine matters but not on non-routine matters.  Thus, if you do not otherwise instruct your broker, the broker may vote your shares “for” routine matters but expressly indicate that the broker is NOT voting on non-routine matters.

If you are a beneficial owner and your broker holds your shares in its name, the broker is permitted to vote your shares on Proposal 2 even if the broker does not receive voting instructions from you.  However, Proposal 1 the election of director is considered a non-routine matter.  If you do not instruct your broker how to vote with respect to this proposal, your broker cannot vote with respect to the election of the directors and your vote will be counted as a “broker non-vote.”

How many votes are required to elect Tong Liu, Xia Yu, Colin Sung, Su Zhang and Yang Chen as directors?

The affirmative vote of a plurality of the votes cast at the meeting of the stockholders by the holders of shares of Common Stock entitled to vote in the election are required to elect Tong Liu, Xia Yu, Colin Sung, Su Zhang and Yang Chen as directors.

How many votes are required to ratify the Company’s independent public accountants?

The affirmative vote of a majority of the votes cast at the meeting of the stockholders by the holders of shares of Common Stock entitled to vote are required to ratify Friedman LLP as our independent registered public accounting firm for the year ending May 31, 2011.

How many votes are required to approve other matters that may come before the stockholders at the annual meeting?

An affirmative vote of a majority of the votes cast at the annual meeting is required for approval of all other items being submitted to the stockholders for their consideration.

What happens if I don’t indicate how to vote my proxy?

If you just sign your proxy card without providing further instructions, your shares will be counted as a “for” vote for all of the proposals being placed before our stockholders at the Meeting.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

What rights do I have if I vote against the proposals?

There are no appraisal or dissenter's rights with respect to election of directors and ratification of the appointment by the Board of our independent auditor under the Delaware laws and our certificate of incorporation.

Where do I find the voting results of the annual meeting?

We will announce voting results at the annual meeting.

Who can help answer my questions?

You can contact our Secretary, Ms. Judy Jiang, at 86-451-8770-2280 or by sending a letter to Ms. Judy Jiang at offices of the Company at No.194, Guogeli Street, Harbin, Heilongjiang Province, China 150001 with any questions about proposals described in this proxy statement or how to execute your vote.

When are shareholder proposals for the 2010 Annual Meeting due?

Any stockholder proposals for the 2011 annual meeting must be received by us, directed to the attention of the Company’s Secretary, Ms. Judy Jiang at offices of the Company at No.194, Guogeli Street, Harbin, Heilongjiang Province, China 150001 not later than the close of business on August 29, 2011 nor earlier than the close of business on July 29, 2011; provided, however, that in the event that the date of the 2011 annual meeting is more than 30 days before or more than 60 days after October 29, 2011, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. The use of certified mail, return receipt requested, is advised. To be eligible for inclusion, a proposal must comply with our Bylaws, Rule 14a-8 and all other applicable provisions of Regulation 14A under the Securities Exchange Act of 1934.

SOKO FITNESS & SPA GROUP, INC.
No.194, Guogeli Street, Harbin,
Heilongjiang Province, China 150001
86-451-8770-2280

PROXY STATEMENT

INTRODUCTION

2010 Annual Meeting of Stockholders

This Proxy Statement is being furnished to holders of shares of common stock, $.001 par value (the “Common Stock”), of SOKO Fitness & Spa Group, Inc., a Delaware corporation (the “Company”), in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board of Directors”) for use at the 2010 Annual Meeting of Stockholders of the Company (the “Meeting”).  The Meeting is to be held at 11:00 a.m., New York time, on October 29, 2010 at the offices of Ellenoff Grossman & Schole LLP, 150 East 42nd Street, 11th Floor, New York, New York 10017, and at any adjournment or adjournments thereof.

Record Date; Mailing Date

The Board of Directors has fixed the close of business on September 3, 2010 (the “Record Date”) as the record date for the determination of stockholders entitled to notice of, and to vote and act at, the Meeting.  Only stockholders of record at the close of business on that date are entitled to notice of, and to vote and act at, the Meeting.  The Proxy Statement is first being mailed to stockholders of the Company on or about October 4, 2010.

Proposals to be Submitted at the Meeting

At the Meeting, Stockholders will be acting upon the following proposals:

1.
To elect Tong Liu, Xia Yu, Colin Sung, Su Zhang and Yang Chen as directors to serve for a one-year term that expires at the 2011 Annual Meeting of Stockholders, or until their successors are elected and qualified or until their earlier resignation or removal

(Proposal 1);

2.	To ratify the appointment by the Audit Committee of the Company’s Board of Directors of Friedman LLP as the Company’s independent auditor for the fiscal year ending May 31, 2011 (Proposal 2); and

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

Principal Offices

The principal executive offices of the Company are located at No.194, Guogeli Street, Harbin, Heilongjiang Province, China 150001.  The Company’s telephone number at such address is 86-451-8770-2280.

Information Concerning Solicitation and Voting

As of the Record Date, there were 20,231,889 outstanding shares of Common Stock, each share entitled to one vote on each matter to be voted on at the Annual Meeting. Only holders of shares of Common Stock on the Record Date will be entitled to vote at the Annual Meeting.  The holders of Common Stock are entitled to one vote on all matters presented at the meeting for each share held of record. The presence in person or by proxy of holders of record of a majority of the shares outstanding and entitled to vote as of the Record Date shall be required for a quorum to transact business at the Annual Meeting. If a quorum should not be present, the Annual Meeting may be adjourned until a quorum is obtained. To be elected, the nominee named in Proposal 1 must receive the vote of a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the meeting. For the purposes of election of such director, although abstentions will count toward the presence of a quorum, they will not be counted as votes cast and will have no effect on the result of the vote.  “Broker non-votes,” which occur when brokers are prohibited from exercising discretionary voting authority for beneficial owners who have not provided voting instructions, will not be counted for the purpose of determining the number of shares present in person or by proxy on a voting matter and will have no effect on the outcome of the vote. Brokers who hold shares in street name may vote on behalf of beneficial owners with respect to Proposals 1 and 2.

Expenses

The expense of preparing, printing and mailing this Proxy Statement, exhibits and the proxies solicited hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers and directors and regular employees of the Company, without additional remuneration, by personal interviews, telephone or facsimile transmission.  The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of Common Stock held of record and will provide reimbursements for the cost of forwarding the material in accordance with customary charges.

Revocability of proxies

Proxies given by stockholders of record for use at the Annual Meeting may be revoked at any time prior to the exercise of the powers conferred. In addition to revocation in any other manner permitted by law, stockholders of record giving a proxy may revoke the proxy by an instrument in writing, executed by the stockholder or his attorney authorized in writing or, if the stockholder is a corporation, under its corporate seal, by an officer or attorney thereof duly authorized, and deposited either at the corporate headquarters of the Company at any time up to and including the last business day preceding the day of the Annual Meeting, or any adjournments thereof, at which the proxy is to be used, or with the chairman of such Annual Meeting on the day of the Annual Meeting or adjournments thereof, and upon either of such deposits the proxy is revoked.

ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES.  PROXIES WILL BE VOTED IN FAVOR OF A PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE.  ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE PERSONS NAMED IN THE PROXY WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE ANNUAL MEETING.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF EACH OF THE PROPOSALS TO BE SUBMITTED AT THE MEETING.

PROPOSAL 1
ELECTION OF DIRECTORS

Introduction

The Board of Directors currently consists of five directors, as follows:

Director(s)	Term Expires

Tong Liu	Nominee in 2010 for term ending 2011
Xia Yu	Nominee in 2010 for term ending 2011
Su Zhang	Nominee in 2010 for term ending 2011
Colin Sung	Nominee in 2010 for term ending 2011*
Yang Chen	Nominee in 2010 for term ending 2011
Gideon E. Kory	Resignation effective as of October 6, 2010*

*           On September 23, 2010, Gideon E. Kory delivered a resignation letter to our Board of Directors pursuant to which he resigned from the Board of Directors effective as of the close of business October 6, 2010.  Mr. Kory resigned for personal reasons and not as a result of any disagreement with us. On the same day, our Board of Directors appointed, effective as of the close of business on October 6, 2010, Colin Sung to fill the vacancy on the Board created with the resignation of Mr. Kory.  As of the date of this Proxy Statement, Mr. Kory remains member of our Board of Directors, so information regarding him is included herein, although Mr. Sung will stand for election at the Meeting.

    At the Meeting, stockholders will be asked to elect each of Tong Liu, Xia Yu, Colin Sung, Su Zhang and Yang Chen as a director, each to hold office until the 2011 annual meeting of stockholders or until his successor is elected and qualified or until his earlier resignation or removal.

The Board of Directors has nominated each of Tong Liu, Xia Yu, Colin Sung, Su Zhang and Yang Chen, to stand for reelection at the Meeting.  The enclosed proxy, if returned, and unless indicated to the contrary, will be voted for the election of each of Tong Liu, Xia Yu, Colin Sung, Su Zhang and Yang Chen.

We have been advised by Tong Liu, Xia Yu, Colin Sung, Su Zhang and Yang Chen that they each are willing to be named as a nominee and each are willing to continue to serve as a Director if reelected.  If some unexpected occurrence should make necessary, in the discretion of the Board of Directors, the substitution of some other person for the nominees, it is the intention of the persons named in the proxy to vote for the election of such other person as may be designated by the Board of Directors.

Directors and Executive Officers

Listed below are the names of the directors, executive officers and significant employees of the Company, their ages as of September 28, 2010 and positions held:

Name	Position	Age

Tong Liu	Chief Executive Officer, Chairman of the Board	42
Xia Yu	Chief Financial Officer, Director	41
Su Zhang	Director	40
Gideon E. Kory	Director*	50
Yang Chen	Director	33
Colin Sung	Director Appointee*	44

*           On September 23, 2010, Gideon E. Kory delivered a resignation letter to our Board of Directors pursuant to which he resigned from the Board of Directors effective as of the close of business October 6, 2010. Mr. Kory resigned for personal reasons and not as a result of any disagreement with us. On the same day, our Board of Directors appointed, effective as of the close of business on October 6, 2010, Colin Sung to fill the vacancy on the Board created with the resignation of Mr. Kory.  As of the date of this Proxy Statement, Mr. Kory remains member of our Board of Directors, so information regarding him is included herein, although Mr. Sung will stand for election at the Meeting.

There are no family relationships between any director, executive officer or significant employee.

None of the Company’s directors or executive officers have been involved, in the past ten years, in a fashion material to an evaluation of such director’s or officer’s ability or integrity to serve as a director or executive officer, in any of those “Certain Legal Proceedings” more fully detailed in Item 401(d) of Regulation S-K, which include but are not limited to, bankruptcies, criminal convictions and an adjudication finding that an individual violated federal or state securities laws.

Tong Liu, 42, has served as our Chief Executive Officer and Chairman of the Board since April 11, 2008.  Mr. Liu has served as Chief Executive Officer and Director of our subsidiaries Wealthlink Co., Ltd and Mege Union Beauty Management Ltd since their formation in 2007.  He was the Chief Executive Officer of Harbin Queen Beauty Demonstration Center from July 1993 until June 2007.  Mr. Liu’s experience includes management and development of professional fitness, beauty salon and lifestyle and spa businesses.  Mr. Liu graduated from Harbin Workingman Occupation University in 1991.

Xia Yu, 41, has served as our Chief Financial Officer and a Director since April 11, 2008.  Ms. Yu has served as Chief Financial Officer of Wealthlink and Mege Union since their formation in 2007.  From January 2005 through May 2007, Ms. Yu served as Chief Financial Officer of Harbin Queen Beauty Demonstration Center.  From July 2004 through December 2004, Ms. Yu served as Deputy General Manager of Gaoyang Advertisement Co., Ltd. and from March 2003 through June 2004, Ms. Yu was Deputy General Manager of Shiyite Trading Co., Ltd.  Ms. Yu holds an MBA from Harbin Industry University.

Su Zhang, 40, has served as a Director of SOKO since April 11, 2008.  From June 2006 through May 2009, Mr. Zhang served as Managing Director of Investments for Hua-Mei 21 Century LLC, which is affiliated with Guerilla Capital Management, L.L.C. and Hua-Mei 21 Century Partner, LP.  From December 2005 until May 2006, he served as the Chief Operating Officer of TengTu International Ltd.  Mr. Zhang was a founder of WeiZhXian Science and Technology Co. Ltd. and served as its General Manager from March 2004 to November 2005.  From October 2003 through February 2004, Mr. Zhang served as the Assistant President of Joyo.com.  From September 2002 through September 2003, Mr. Zhang worked for Legend Capital.  Mr. Zhang holds an MBA from Guanghua School of Management, Peking University.

Yang Chen, 33, has served as a Director of SOKO since April 11, 2008.  Mr. Chen is an attorney associated with Guo Mai Hui Tong Law Firm and was a partner with the law firm of Guangsheng & Partners from May 2002 through December 2007. Mr. Chen has an L.L.B. degree from Heilongjiang University Law School and a bachelor’s degree in management from Harbin College.

Gideon E. Kory, 50, has served as a Director of SOKO since April 11, 2008 and has resigned effective October 6, 2010.  Mr. Kory has served as a Managing Director of Freedom Investors Corp., an investment bank and registered broker-dealer, since August 2008.  From June 2005 through July 2008, Mr. Kory was Managing Director of Pacific Summit Capital, an investment bank and registered broker-dealer and from January 2003 through May 2005, Mr. Kory served as Senior Research Analyst and Vice President of Mergers and Acquisitions for Roth Capital Partners, an investment bank and registered broker-dealer.  Prior to his involvement in the securities industry, Mr. Kory spent 15 years in engineering and management working with government, commercial enterprises, and research institutions and as an independent consultant Mr. Kory is a Chartered Financial Analyst.  Mr. Kory holds a Bachelor of Science in Electrical Engineering from the Israel Institute of Technology.

Colin Sung, 44, was appointed as a member of our Board of Directors on September 23, 2010, effective October 6, 2010.  He is the Deputy Chief Executive Officer and Chief Financial Officer of Linktone Ltd., a wireless interactive entertainment services provider to consumers in China, since June 2009.  He was the Chief Financial Officer and President of China Cablecom Holdings, Ltd. (“China Cableocm”), a consolidated cable network operator in China, from February 2008 to March 2009.  Prior to that, he had served as Linktone Ltd.,’s Chief Financial Officer from June 2005 to January 2008 and as a director from February 2007 to January 2008, and thereafter, remained with Linktone in a consulting capacity for a transition period in order to assist Linktone with a planned strategic investment by PT Media Nusantara Citra Tbk.  He also served as Linktone acting Chief Executive Officer from February 2006 to April 2006. From June 2004 to April 2005, Mr. Sung served as corporate controller of UTI, United States, Inc., a subsidiary of International Freight Forwarder, which is listed on The NASDAQ Global Market.  From August 2001 to May 2004, he was the Vice President of Finance and Corporate Controller of USF Worldwide, Inc., a subsidiary of US Freightways, which is listed on The NASDAQ Global Market and was acquired by GPS Logistics in October 2002. Mr. Sung has a Bachelor of Science degree from William Paterson University and a Masters of Business Administration degree from American Intercontinental University. Mr. Sung is also a certified public accountant in the State of New Jersey.

Director Independence

We believe that Colin Sung, Yang Chen, and Su Zhang qualify as independent directors for Nasdaq Stock Market purposes.  This means that our Board of Directors is composed of a majority of independent directors as required by the rules of the Nasdaq Stock Market.

Meetings of the Board of Directors and Stockholders

The Board of Directors met in person and telephonically 9 times during fiscal and also acted by unanimous written consent.  Gideon Kory, Yang Chen and Su Zhang were each present at seventy-five (75%) percent or more of the Board of Directors meetings held during his tenure as a member of the Board of Directors.  We do not have a policy with respect to the directors’ attendance at stockholder meetings No stockholders’ annual meeting was held in 2009.

Board Committees

Our Board of Directors has established three standing committees—Audit, Compensation, and Nominating and Corporate Governance.  All Committees operate under a charter that has been approved by the Board of Directors.

Audit Committee

Our Board of Directors has an Audit Committee, which is comprised of our three independent directors.  The Board of Directors has examined the composition of the Audit Committee in light of the regulations under the Exchange Act and the current listing standards and regulations of the NASDAQ Stock Market LLC applicable to audit committees.  Based upon this examination, the Board of Directors has determined that each of the Audit Committee members is an “independent” director within the meaning of SEC and NASDAQ regulations.  Upon is appointment effective October 6, 2010, Mr. Sung will qualify as an “audit committee financial expert” as that term is defined in applicable regulations of the SEC.  On August 13, 2010, our Board of Directors adopted a written charter for the Audit Committee that sets forth the foregoing and further defined the duties and responsibilities of the Audit Committee.  A copy of the charter is available at http://www.sokofitness.com/Investors/company8.htm.

Nominating and Corporate Governance Committee

Our Board of Directors has a Nominating and Corporate Governance Committee, which is comprised of our three independent directors.  The Nominating and Corporate Governance Committee assists in the selection of director nominees, approves director nominations to be presented for stockholder approval at our annual general meeting and fills any vacancies on our Board of Directors, considers any nominations of director candidates validly made by stockholders, and reviews and considers developments in corporate governance practices.  On August 13, 2010, our Board of Directors adopted a written charter for the Nominating and Corporate Governance Committee that sets forth the foregoing and further defined the duties and responsibilities of the Nominating and Corporate Governance Committee. A copy of the charter is available at http://www.sokofitness.com/Investors/company8.htm.

Our Board of Directors does not have any formal policy regarding the consideration of director candidates recommended by stockholders; any recommendation would be considered on an individual basis.  The Board of Directors believes this is appropriate due to the lack of such recommendations made in the past, and its ability to consider the establishment of such a policy in the event of an increase of such recommendations. The Board welcomes properly submitted recommendations from stockholders and would evaluate stockholder nominees in the same manner that it evaluates a candidate recommended by other means. Stockholders may submit candidate recommendations by writing to us as follows:  No.194, Guogeli Street, Harbin, Heilongjiang Province, China 150001 Attn: Corporate Secretary. With respect to the evaluation of director nominee candidates, the Board of Directors has no formal requirements or minimum standards for the individuals that it nominates. Rather, the Board of Directors considers each candidate on his or her own merits. However, in evaluating candidates, there are a number of factors that the Board generally views as relevant and is likely to consider, including the candidate’s professional experience, his or her understanding of the business issues affecting the Company, his or her experience in facing issues generally of the level of sophistication that the Company faces, and his or her integrity and reputation. With respect to the identification of nominee candidates, the Board of Directors has not developed a formalized process.  Instead, its members and the Company’s senior management have recommended candidates whom they are aware of personally or by reputation.

Compensation Committee

Our Board of Directors has a Compensation Committee, which is comprised of our three independent directors.  The Compensation Committee is responsible for the design, review, recommendation and approval of compensation arrangements for our directors, executive officers and key employees, and for the administration of our equity incentive plans, if any, including the approval of grants under such plans to our employees, consultants and directors.  The Compensation Committee also reviews and determines compensation of our executive officers, including our Chief Executive Officer.

    On August 13, our Board of Directors adopted a written charter for the Compensation Committee that sets forth the foregoing and further defined the duties and responsibilities of the Compensation Committee. A copy of the charter is available at http://www.sokofitness.com/Investors/company8.htm.

Compensation Committee Interlocks and Insider Participation

None of our executive officers serves as a member of the Compensation Committee, or other committee serving an equivalent function.  None of the members of our Compensation Committee has ever been our employee or one of our officers.

Board Leadership Structure and Role in Risk Oversight

Our Board of Directors believes that the Company’s Chief Executive Officer is best situated to serve as Chairman of the Board because he is ultimately responsible for the day-to-day operation of the Company and is the director most familiar with the Company’s business and industry and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. Independent directors and management have different perspectives and roles in strategy development. Our independent directors bring experience, oversight and expertise from outside the Company and industry, while the Chief Executive Officer brings company-specific experience and expertise.  The Board of Directors believes that the combined role of Chairman and Chief Executive Officer promotes strategy development and execution, and facilitates information flow between management and the Board, which are essential to effective governance.

As founder of the Company and primary architect of our product offerings and business strategy, Mr. Tong Liu has a particular understanding of our operations and the environment in which we operate, which understanding is necessary to perform the dual role of Chief Executive Officer and Chairman.  The Board of Directors has determined that its current structure, with a combined Chairman and Chief Executive Officer and independent directors as members of each committee, is in the best interests of our company and our stockholders.

Each of our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee is comprised solely of independent directors.  We believe the composition of these three Board committees, the fact that our independent directors determine Board nominees and the compensation of our executive officers, as well as the practice of our independent directors to meet in executive session without our Chief Executive Officer and the other members of our management present, helps ensures that our Board of Directors maintains a level of independent oversight of management that is appropriate for our Company.

While management is primarily responsible for managing risk, the Board of Directors and each of its committees plays a role in overseeing the Company’s risk management practices. Effective August 14, 2010, we established Enterprise Risk Management Committee (“ERMC”), a management committee comprised of senior management of the Company and the Audit Committee Chairman and chaired by the Chief Financial Officer, to assist the Board of Directors to identify, assess, and manage the Company’s exposure to risk.  The ERMC reports to the Audit Committee and entire Board on a regular basis.

The Board of Directors has delegated to its various committees the oversight of risk management practices for categories of risk relevant to their functions.  For example, the Audit Committee oversees risks associated with the Company’s systems of disclosure controls and internal controls over financial reporting as well as the Company’s compliance with legal and regulatory requirements.  The Nominating and Corporate Governance Committee oversees risks associated with sustainability.  The Compensation Committee considers risks related to the attraction and retention of talent and risks related to the design of compensation programs and arrangements.  The full Board is ultimately responsible for risk oversight and considering strategic risks and succession planning and, at each Board meeting, receives reports from each Committee as to risk oversight within their areas of responsibility.

Through the activities of the ERMC, Audit, Compensation and Corporate Governance and Nominating Committees, as well as the full Board’s interactions with management concerning the Company’s business and the material risks that may impact the Company, the Board is able to monitor the Company’s risk management process and offer critical insights to Company management.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our directors and executive officers and persons who beneficially own more than 10% of our Common Stock (referred to herein as the “reporting persons”) file with the SEC various reports as to their ownership of and activities relating to our Common Stock. Such reporting persons are required by the SEC regulations to furnish us with copies of all Section 16(a) reports they file.

Section 16(a) of the Exchange Act requires our directors, executive officers and any persons beneficially holding more than ten percent of our Common Stock to report their ownership of Common Stock and any changes in that ownership to the SEC.  The SEC has established specific due dates for these reports, and we are required to report in this document any failure to file by these dates.  Based solely on a review of the copies of the reports furnished to us and written representations that no other such statements were required, we believe that all such reports were filed on a timely basis, except as follows:  Guerrilla Capital Management, L.L.C. did not report the acquisition of an aggregate of 718,472 shares of our Common Stock and Mr. Su Zhang and Ms. Xia Yu filed their Form 4s two days late.

Code of Ethics

On January 31, 2010, our Board of Directors adopted a Code of Ethical Conduct applicable to SOKO and all subsidiaries and entities controlled by SOKO as well as our directors, officers and employees.  Compliance with the Code of Ethical Conduct is required of all SOKO personnel at all times.  Our senior management is charged with ensuring that Code of Ethical Conduct and our corporate policies will govern all business activities of the Company.   We have posted the text of our Code of Ethical conduct and any amendments thereto on our Website at www.sokofitness.com as well.  Upon request we will provide any person a copy of our code of ethics without charge.  Persons desiring a copy of our code of ethics should request a copy by submitting a written request to the Company at its corporate office.

Audit Committee Report*

The audit committee of the Board of Directors (the “Committee”) during the fiscal year ended May 31, 2010 was composed of three directors: Gideon Kory, Yang Chen and Su Zhang, each of whom was “independent” as defined by the rules of the Nasdaq Stock Market.  Mr. Kory serves as chairman of the committee.  The Board of Directors has adopted a written Audit Committee Charter, which was filed as Appendix A to this Proxy Statement.

Management is responsible for the Company’s financial statements, financial reporting process and systems of internal control.  The Company’s independent auditor is responsible for performing an independent audit of the Company’s financial statements in accordance with auditing standards generally accepted in the United States and for issuing a report thereon.  The Committee’s responsibility is to oversee all aspects of the financial reporting process on behalf of the Board of Directors.  The responsibilities of the Committee also include engaging and evaluating the performance of the accounting firm that serves as the Company’s independent auditor.

The Committee discussed with the management and the Company’s independent auditor, with and without management present, such auditor’s judgments as to the quality, not just acceptability, of the Company’s accounting principles, along with such additional matters required to be discussed under the Statement on Auditing Standards No. 61, “Communication with Audit Committees.”  The Committee has discussed with the independent auditor, the auditor’s independence from the Company and its management, including the written disclosures and the letter submitted to the Committee by the independent auditor as required by the Independent Standards Board Standard No. 1, “Independence Discussions with Audit Committees.”

In reliance on such discussions with management and the independent auditor, review of the representations of management and review of the report of the independent auditor to the Committee, the Committee recommended (and the Board of Directors approved) that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended May 31, 2010.  The Committee and the Board of Directors have also, respectively, recommended and approved the selection of the Company’s current independent auditor, which approval is subject to ratification by the Company’s stockholders.

Submitted by:

Audit Committee of the Board of Directors

/s/ Gideon Kory
/s/ Yang Chen
/s/ Su Zhang

*           The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act or the Securities Exchange Act.

Compensation Discussion and Analysis

The Compensation Committee of our Board of Directors is responsible for overseeing our executive compensation program, as well as determining and approving the ongoing compensation arrangements for our executive officers, including the Named Executive Officers.

Generally, annual base salary adjustments for our executive officers are determined within the first quarter of each calendar year. Annual bonus payouts are made within 75 days of our fiscal year end to synchronize award determinations with the conclusion of our fiscal year and the review of fiscal year financial results.

The Compensation Committee has adopted a general approach of compensating our executive officers with base salaries commensurate with the experience and expertise of the individual executive and competitive with base salaries of executives at comparable companies. To reward our executive officers for their contributions to the achievement of pre-established annual corporate and business segment financial performance objectives linked to the Company's annual operating plan, the Compensation Committee sets annual bonus opportunities at a level designed to ensure that, when actual bonus payouts are added to the executive officer's base salary, the total annual compensation for above-average performance will exceed the average total cash compensation level of executives at comparable.

In addition to competitive market data, in making its compensation decisions, the Compensation Committee also considers an executive officer's position, tenure with the Company, individual and organizational performance, our retention needs, and internal pay equity.

Typically, our Chief Executive Officer makes recommendations to the Compensation Committee regarding the compensation of our executive officers, including base salary levels, target annual bonus opportunities, bonus payouts under the prior fiscal year's annual bonus plan, stock options and incentive compensation levels. He also provides recommendations for the corporate and business segment financial objectives and individual performance objectives used in our annual cash bonus plan. While our Chief Executive Officer attends meetings of the Compensation Committee, the committee meets outside the presence of our Chief Executive Officer when discussing his compensation. Decisions with respect to our Chief Executive Officer's compensation are made by the Compensation Committee and approved by the independent members of our board.

Executive Compensation Table

The table below summarizes all compensation awards to, earned by, or paid to our current principal executive officer, our current principal financial officer and our most highly compensated executive officers whose salary and bonus for services rendered in all capacities exceeded $100,000, if any (collectively, the “named executive officers”) for all services rendered in all capacities to the Company, and its subsidiaries for the fiscal years ended May 31, 2010, and 2009.

Name and Principal Position	Fiscal Year	Salary	Bonus	Stock Awards	Option Awards(2)	NonEquity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Tong Liu, Chief Executive Officer	2009	$17,574	-	-	-	-	-	-	$17,574
	2010	$26,362			-				$26,362

Xia Yu, Chief Financial Officer	2009	$8,084	-	-	-	-	-	-	$8,084
	2010	$14,059	-	-	74,741(3)	-	-	-	$88,800

(1)
The salary for each of the named executive officers was calculated and paid in Chinese Yuan Renminbi (RMB) by our wholly-owned subsidiary, Mege Union.  The amounts in the foregoing table represent the US dollar equivalent based on the following conversion rates:  RMB1 = $0.146453 at May 29, 2009, and RMB1 = $0.146456 at May 31, 2010.

(2)
The amounts included in these columns are the aggregate dollar amounts of compensation expense recognized by us for financial statement reporting purposes in accordance with Accounting Standards Codification 718, Compensation-Stock Compensation, for the fiscal years ended May 31, 2009 and 2010, and thus include amounts from option awards granted in and prior to the indicated year. For information on the valuation assumptions used in calculating these dollar amounts, see Note 14 to our audited financial statements included in this Annual Report for the fiscal years ended May 31, 2009 and 2010, each as filed with the SEC. These amounts reflect our accounting expense for these awards and do not correspond to the actual value that may be recognized by the individuals upon option exercise.

(3)
Options to purchase 50,000 shares of our Common Stock were granted to Ms. Xia Yu with 20% vesting May 26, 2010, 40% vesting on May 7, 2011, and 40% vesting on May 7, 2012, provided that Ms. Xia Yu remains an officer of SOKO on the vesting dates. The Options are exercisable by May 6, 2013. The exercise price is $ 4.15 per share.

    In June 2010, the annual cash compensations for Mr. Liu and Ms. Yu were increased to RMB 720,000 (approximately $105,448) and RMB 150,000 (approximately $21,968), respectively, for the fiscal year ended May 31, 2011.

Narrative Disclosure to Summary Compensation Table

Employment Agreements

We do not have any written employment agreements with our executive officers, aside from those entered into between our subsidiaries in China and all employees in China.

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes outstanding unexercised options, unvested stocks and equity incentive plan awards held by each of our name executive officers and significant employees, as of May 31, 2010.

Name	Number of Securities Underlying Unexercised options	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock that have not Vested	Market Value of Shares of Units of Stock that Have not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or other Rights that have not Vested
Xia Yu (1)	10,000	-	40,000	$4.15	May 6, 2013	-	-	-	-

(1)
Options to purchase 50,000 shares of our Common Stock were granted to Ms. Xia Yu with 20% vesting May 26, 2010, 40% vesting on May 7, 2011, and 40% vesting on May 7, 2012, provided that Ms. Xia Yu remains an officer of SOKO on the vesting dates. There were no other individual grants of stock options to purchase our Common Stock made to our named executive officers during the fiscal year ended May 31, 2010.

Director Compensation

Neither Mr. Liu nor Ms. Yu receives any compensation for serving on the Board of Directors.  The following table provides information concerning the compensation of our non-executive directors for the period from May 31, 2009 through May 31, 2010:

Name	Fees Earned or Paid in Cash ($)	Option Awards($)(1)		Total ($)
Yang Chen (2)	3,515	-		3,515
Su Zhang (2)(3)	3,515	27,465	(1)	30,980
Gideon E. Kory (4)	33,000	-		33,000

(1)
The options have an exercise price of $3.80 per share.  The values of the option awards are based on the amount recognized for financial statement reporting purposes in 2009 computed in accordance with FAS 123R (disregarding any estimates of forfeitures relating to service-based vesting conditions).  See Note 14 to the consolidated financial statements of this Annual Report regarding assumptions underlying the valuation of stock option grants.

(2)
The cash compensation paid to Messrs. Chen and Zhang was calculated and paid in RMB, at the annual rate of RMB24,000. The amounts in the foregoing table represent the US dollar equivalent based on the conversion rate of RMB1 = $0.146456 at May 31, 2010.

(3)
The options awarded to Mr. Zhang on May 26, 2010 vest over a three year period, with 20% vesting on May 26, 2010 and 40% vesting on May 7, 2011 and May 7, 2012, provided that the reporting person remains associated with SOKO on the vesting dates. The option is exercisable by May 6, 2013.

We have granted individual compensatory stock options to our independent directors.  An aggregate of 130,000 shares of our Common Stock have been issued to our three independent directors, Messrs. Chen, Kory and Zhang.  On July 8, 2008, Mr. Kory received an option to purchase 50,000 shares of our Common Stock, expiring on July 8, 2013, at an exercise price of $1.47 per share, which price was the volume weighted average price of our Common Stock for the period ended July 7, 2008.  All these options have vested.  On March 2, 2009, each of Messrs. Chen, Kory and Zhang received an option to purchase 20,000 shares of our Common Stock, expiring on March 2, 2012, at an exercise price of $1.47 per share, which price was above market and consistent with the exercise price established in Mr. Kory’s initial grant.  60% of the options granted to Messrs. Chen and Zhang have vested and the remaining 40% shall vest on March 2, 2011, provided that the reporting person remains associated with SOKO on such day.  The option granted to Mr. Kory on March 2, 2009 vested in full on the date of grant. On May 26, 2010, Mr. Zhang received an option to purchase 20,000 shares of our Common Stock at an exercise price of $3.80 expiring on May 6, 2013.  The option vests in three equal installments, on May 26, 2010, May 7, 2011 and May 7, 2012. There were no other individual grants of stock options to purchase our Common Stock made to our independent directors during the fiscal year ended May 31, 2010.

The Compensation Committee of our Board of Directors has approved the following director compensation for Mr. Colin Sung effective as of October 6, 2010.  Mr. Sung will receive annual cash compensation of US$24,000 and an option to purchase 65,000 shares of Common Stock, which option shall (i) vest 20% on October 6, 2011, 40% on October 6, 2012 and 40% on October 6, 2013, (ii) be exercisable for a period of three years and (iii) have an exercise price equal to the closing price of Common Stock as reported on the Over-the-Counter Bulletin Board on October 6, 2010.

Pension and Retirement Plans

Currently, we do not offer any annuity, pension or retirement benefits to be paid to any of our officers, directors or employees other than the mandatory pension and retirement plans under the PRC laws.  As required by PRC laws, we contribute to the “insurance and public housing funds” program defined by the Department of Labor.  These contributions are similar to the Social Security and Medicare programs in the US. There are also no compensatory plans or arrangements with respect to any individual named above which results or will result from the resignation, retirement or any other termination of employment with our company, or from a change in our control.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF TONG LIU, XIA YU, COLIN SUNG, SU ZHANG AND YANG CHEN. TO SERVE ON THE COMPANY’S BOARD OF DIRECTORS, TO HOLD OFFICE UNTIL THE 2011 ANNUAL MEETING OF STOCKHOLDERS OR UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED OR UNTIL THEIR EARLIER RESIGNATION OR REMOVAL.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF THE
COMPANY’S INDEPENDENT AUDITORS FOR FISCAL 2011

On January 13, 2010, the Audit Committee of the Board of Directors appointed the firm of Friedman LLP (“Friedman”) to serve as the Company’s independent auditors for the Company’s fiscal year ended May 31, 2011.  The independent accountant’s report of Friedman on the Company’s consolidated financial statements for the year ended May 31, 2010 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.  The following table sets forth fees billed to us by independent accountants for professional services rendered for fiscal year 2010 and 2009:

	2009	2010
Audit Fees	$95,000	$95,000
Audit-Related Fees	$5,000	$5,000
Tax Fees	-	$3,500
All other Fees	-	-
Total	$100,000	$103,500

Audit Fees. This category includes the aggregate fees billed for professional services rendered for the audits of our financial statements for fiscal years 2010 and 2009, respectively, for the reviews of the financial statements included in our quarterly reports on Form 10-Q and for services that are normally provided by BJL and Friedman in connection with statutory and regulatory filings or engagements for the relevant fiscal year.

Audit-Related Fees. This category includes the aggregate fees billed during the period for fiscal years 2010 and 2009, respectively, for assurance and related services by BJL and Friedman that are reasonably related to the performance of the audits or reviews of the financial statements and are not reported above under “Audit Fees,” and generally consist of fees for due diligence accounting consultation with respect to our registration statements and agreed-upon procedure reports.

Tax Fees. This category includes the aggregate fees billed during the period for fiscal years 2010 and 2009, respectively for professional services rendered by Friedman for filing federal tax return for us.

All Other Fees. This category includes the aggregate fees billed during the period for fiscal years 2010 and 2009 for products and services provided by BJL and Friedman, other than the described above.

The Audit Committee has considered the compatibility of the non-audit services performed by and fees paid to BJL and Friedman in fiscal year 2010 and has determined that such services and fees were compatible with the independence of the accountants. During fiscal year 2010, BJL and Friedman did not utilize any personnel in connection with the audit other than its full-time, permanent employees.

Policy for Approval of Audit and Non-audit Services. The Audit Committee has adopted an approval policy regarding the approval of audit and non-audit services provided by the independent accountants, which approval policy describes the procedures and the conditions pursuant to which the Audit Committee may grant general pre-approval for services proposed to be performed by our independent accountants. All services provided by our independent accountants, both audit and non-audit, must be pre-approved by the Audit Committee.

In determining whether to approve a particular audit or permitted non-audit service, the Audit Committee will consider, among other things, whether such service is consistent with maintaining the independence of the independent accountant. The Audit Committee will also consider whether the independent accountant is best positioned to provide the most effective and efficient service to our company and whether the service might be expected to enhance our ability to manage or control risk or improve audit quality.

Changes In and Disagreements With Accountants on Accounting and Financial Disclosure.

On January 13, 2010, we were notified that the audit practice of Bagell, Josephs, Levine & Company, LLC (“BJL”), our former principal independent registered accounting firm, was combined with Friedman LLP (“Friedman”) effective as of January 1, 2010.  On January 13, 2010, BJL resigned as our independent registered public accounting firm and, on January 14, 2010, with the approval of the Audit Committee of our Board of Directors, Friedman was engaged as our independent registered public accounting firm.

During the two years ended May 31, 2009 and from May 31, 2009 through the engagement of Friedman as our independent registered public accounting firm, neither we nor anyone on our behalf consulted Friedman with respect to any accounting or auditing issues involving our company. In particular, there was no discussion between us and Friedman regarding (i) the application of accounting principles to a specified transaction either completed or proposed, or the type of audit opinion that might be rendered on the financial statements and Friedman did not provide a written report or oral advice to us that was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as described in Item 304 of Regulation S-K, with BJL, or a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K.

The audit reports of BJL on our consolidated financial statements for the fiscal years ended May 31, 2008 and May 31, 2009 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.  During the two years ended May 31, 2009, and from May 31, 2009 through the January 13, 2010, there were no (i) disagreements between the Company and BJL on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BJL, would have caused BJL to make reference to the subject matter of such disagreements in connection with its report, or (ii) “reportable events,” as described in Item 304(a)(1)(v) of Regulation S-K.

The report of Friedman regarding our financial statements for the fiscal year ended May 31, 2010 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that substantial doubt was raised as to our ability to continue as a going concern.  During the year ended May 31, 2010, there were no disagreements with Friedman on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Friedman, would have caused it to make reference to such disagreement in its reports.  A representative of Friedman is expected to attend the Meeting, will have the opportunity to make a statement should they desire to do so and to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE AUDIT COMMITTEE’S APPROVAL OF THE APPOINTMENT OF FRIEDMAN LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDED MAY 31, 2011.

OTHER INFORMATION

Proxy Solicitation

All costs of solicitation of proxies will be borne by the Company.  In addition to solicitation by mail, the Company’s officers and regular employees may solicit proxies personally or by telephone.  The Company does not intend to utilize a paid solicitation agent.

Proxies

A stockholder may revoke his, her or its proxy at any time prior to its use by giving written notice to the Secretary of the Company, by executing a revised proxy at a later date or by attending the Meeting and voting in person.  Proxies in the form enclosed, unless previously revoked, will be voted at the Meeting in accordance with the specifications made thereon or, in the absence of such specifications in accordance with the recommendations of the Company’s Board of Directors.

Securities Outstanding; Votes Required

As of the close of business on the Record Date there were 20,231,889 shares of Common Stock outstanding.  As of the Record Date, no shares of Company preferred stock were issued or outstanding.  Stockholders are entitled to one vote for each share of Common Stock owned.  The affirmative vote of a majority of the shares of Common Stock present at the Meeting, in person or by proxy, is required for approval of the proposals.  Shares of the Common Stock represented by executed proxies received by the Company will be counted for purposes of establishing a quorum at the Meeting, regardless of how or whether such shares are voted on any specific proposal.

Other Business

The Company’s Board of Directors knows of no other matter to be presented at the Meeting.  If any additional matter should properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters.

Beneficial Ownership of Principal Stockholders, Officers and Directors

The table below sets forth information, as of September 28, 2010, concerning (a) each person that is known to us to be the beneficial owner of more than 5% of our Common Stock; (b) each of our named executive officers; (c) each director; and (d) all of the directors and executive officers as a group. Unless otherwise indicated, to our knowledge, all persons listed below have sole voting and investment power with respect to their shares, except to the extent spouses share authority under applicable law. Beneficial ownership is determined in accordance with the rules of the SEC.

At the close of business on September 28, we had 20,231,889 shares of Common Stock outstanding.  In computing the number and percentage of shares beneficially owned by a person, shares that may be acquired by such person within 60 days of September 28, 2010 are counted as outstanding, while these shares are not counted as outstanding for computing the percentage ownership of any other person.

Name and Address of Beneficial Owner (1)	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned (2)

5% Stockholders

Guerilla Capital Management, LLC. (3) Hua-Mei 21 Century Partner, LP 237 Park Avenue 9th Floor New York, New York 10017	3,305,883	16.3%

IDG-Accel China Growth Fund II L.P. (4) IDG-Accel China Investors II L.P. c/o IDG VC Management Ltd. Unit 1509, The Center 99 Queen’s Road Central, Hong Kong	2,187,500	10.8%

Directors and Named Executives

Tong Liu	8,960,000	44.3%

Xia Yu (5)	50,000	*

Yang Chen (5)(6)	12,000	*

Gideon E. Kory (5)(6)	70,000	*

Su Zhang (5)	16,000	*

Colin Sung (5) (6)	13,000	*

All officers and directors as a group (5 persons)	9,102,000	45.0%

*	Less than 1 percent

(1)	Except as otherwise indicated, the address of each beneficial owner is c/o SOKO, No.194, Guogeli Street, Harbin, Heilongjiang Province, China, 150001.

(2)
Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Unless otherwise noted, we believe that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

(3)
This information is derived from Amendment No. 2 to Schedule 13D filed jointly by Guerilla Capital Management, L.L.C., a Delaware limited liability company (“Guerrilla Capital”) and Hua-Mei 21 Century Partner, LP, a Delaware limited partnership (the “Partnership”) on February 18, 2010.  Guerrilla Capital may be deemed to be the beneficial owner of 1,662,133 shares and the Partnership may be deemed to be the beneficial owner of 1,250,152 shares.  Guerrilla Capital serves as investment manager for the Partnership and Guerrilla Partners L.P., a Delaware limited partnership. Guerrilla Capital (i) has the sole power to vote or direct the vote of, and sole power to dispose or direct the disposition of 359,981 shares of our Common Stock and (ii) shares the power to vote or direct the vote of, to dispose or direct the disposition of 1,302,152 shares of our Common Stock. The Partnership (i) has the sole power to vote or direct the vote of, and sole power to dispose or direct the disposition of, no shares of our Common Stock and (ii) shares the power to vote or direct the vote of, to dispose or direct the disposition of 1,250,152 shares of our Common Stock. Peter Siris has control over management and investment decisions for Guerilla Capital and the Partnership. Guerrilla Capital specifically disclaims beneficial ownership in the shares reported herein except to the extent of its pecuniary interest therein. Excludes an aggregate 1,800,000 shares of Common Stock underlying warrants acquired by Guerilla Capital and the Partnership in April 2008 which are, by their terms, not exercisable within 60 days of the date of this prospectus. The Guerrilla Capital and Partnership may not exercise the warrants to the extent that their’ beneficial ownership exceeds 9.99% of the outstanding Common Stock. On April 29, 2010, we issues to Guerrilla Capital and Partnership 843,750 share of Common Stock under a Stock Purchase Agreement and 800,000 shares of Common Stock under a Settlement Agreement entered into on April 16, 2010.

(4)
This information is derived from Schedule 13G filed jointly IDG-Accel China Growth Fund II L.P. (“IDG Fund LP”) and IDG-Accel China Investors II L.P. (“IDG Investors LP”) on May 7, 2010 and includes 2,187,500 shares of our Common Stock. IDG Fund LP is a limited partnership organized under the laws of Cayman Islands. The general partner of IDG Fund LP is IDG-Accel China Growth Fund II Associates L.P. (“IDG Associates LP”), a limited partnership organized under the laws of Cayman Islands. The general partner of IDG Associates LP is IDG-Accel China Growth Fund GP II Associates Ltd. (“IDG GP”), a limited liability company incorporated under laws of Cayman Islands. IDG Investors LP is a limited partnership organized under the laws of Cayman Islands. The general partner of IDG Investors LP is IDG GP. The directors and executive officers of IDG GP are Patrick J. McGovern and Quan Zhou. IDG Fund LP (i) has the sole power to vote or direct the vote of, and sole power to dispose or direct the disposition of, 2,022,125 shares of our Common Stock and (ii) shares the power to vote or direct. the vote of, to dispose or direct the disposition of, 165,375 shares of our Common Stock. IDG Investors LP (i) has the sole power to vote or direct the vote of, and sole power to dispose or direct the disposition of, 165,375 shares of our Common Stock and (ii) shares the power to vote or direct the vote of, to dispose or direct the disposition of, 2,022,125 shares of our Common Stock.

(5)
Includes beneficial ownership of shares issuable upon the exercise of options that are currently exercisable or will be exercisable within 60 days of September 28, 2009, as follows: Ms. Yu 10,000 shares, Mr. Chen, 12,000 shares, Mr. Kory, 70,000 shares, and Mr. Zhang, 16,000 shares.

(6)	Mr. Kory resigned effective as of October 6, 2010 and the vacancy cause by such resignation will be filled by Mr. Sung.

Equity Compensation Plan Information

      We  have no stock option plan.  However, we have granted individual compensatory stock options to our senior and middle level officers, independent directors and consultants, as set forth in the table below.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)
	(a)	(b)	(c)
Equity compensation plans not approved by security holders	350,000	3.07	0
Equity compensation plans not approved by security holders	0	0	0
Total	350,000	3.07	0

On July 8, 2008, Mr. Kory received an option to purchase 50,000 shares of our Common Stock, expiring on July 8, 2013, at an exercise price of $1.47 per share. All such options have vested.  On March 2, 2009, each of Messrs. Chen, Kory and Zhang received an option to purchase 20,000 shares of our Common Stock, expiring on March 2, 2012, at an exercise price of $1.47 per share.  Sixty percent of the options granted to Messrs. Chen and Zhang have vested and the remaining 40% shall vest on March 2, 2011 provided that they remain associated with SOKO at that time.  The option granted to Mr. Kory on March 2, 2009 vested in full on the date of grant. On May 26, 2010, Mr. Zhang received an option to purchase 20,000 shares of our Common Stock at an exercise price of $3.80 expiring on May 6, 2013.  The option vests in three equal installments, on May 26, 2010, May 7, 2011 and May 7, 2012. Options to purchase 50,000 shares of our Common Stock were granted to Ms. Xia Yu with 20% vesting May 26, 2010, 40% vesting on May 7, 2011, and 40% vesting on May 7, 2012, provided that Ms. Xia Yu remains an officer of SOKO on the vesting dates. On May 26, 2010, our Board approved issuances of options to  purchase 170,000 shares of our Common Stock in total to our senior or middle level management and one consultant, which options have a exercise price of $4.15 and shall vest 20% on May 7, 2010, 40%, on May 7, 2011 and 40% on May 7, 2012, provided that such optionee remains an officer of SOKO on the vesting dates.

On September 23, 2010, our Board approved issuances of options to purchase 65,000 and 50,000 shares of our Common Stock to Mr. Sung, respectively, at an exercise price equal to the closing price of our Common Stock as reported on the Over-the-Counter Bulletin Board on October 6, 2010 with 20% vesting October 6, 2011, 40% vesting on October 6, 2012, and 40% vesting on October 6, 2013, provided that they remain associated with SOKO on the vesting dates.

Certain Relationships and Related Transactions

Three of our subsidiaries rent their premises from Mr. Tong Liu, our Chairman and CEO. Mr. Liu has leased the following stores to us pursuant to the terms of binding written lease agreements containing terms no less favorable to us than we could have negotiated in an arm’s length transaction with a motivated landlord, including substantially the following terms:

1. Harbin Daoli Queen Demonstration Beauty Parlor: 5 years from January 1, 2008 through December 31, 2012, for $47,300 per year, prepaid for 1 year plus an option for additional 5 years at no more than $55,000 per year.

2. Harbin Queen Beauty Demonstration Center: 5 years from January 1, 2008 through December 31, 2012 for $20,300 per year, prepaid for 1 year plus an option for additional 5 years at no more than $24,000 per year.

3. Mege Union office:  10-year lease from January 1, 2009 through December 31, 2018 for $73,212 per year.

Our Chairman, Mr. Liu, wholly owned six of the Queen Group entities, owns 70% of Harbin Huang Emperor & Golden Gym Club Co., Ltd. and 70% of Harbin Queen Beauty Demonstration Center.  The companies comprising the Queen Group are:

●	Harbin Huang Emperor & Golden Gym Club Co., Ltd. (consisting of three facilities, SOKO International Fitness Center, Daoli Fitness and Yoga Wave Harbin);

●	Harbin Daoli Queen Demonstration Beauty Parlor (Daoli Spa);

●	Harbin Queen Beauty Demonstration Center (consisting of two facilities, the Daowai Spa and the Nangang Spa);

●	Harbin Xinyang Spa;

●	Harbin Nangang Mengke Lady Beauty Parlor

●	Harbin Queen Beauty Clinic;

●	Shenyang Queen Beauty Demonstration Co. Ltd. (Shenyang Queen Beauty Spa); and

●	Harbin Queen Beauty Vocational Skill Training School.

Our affiliation with the Queen Group is managed through several exclusive agreements among us, each Queen Group entity, Mr. Liu and other shareholders of Queen Group entities.  These agreements are:

1.
a Consulting Services Agreement between Mege Union and the Queen Group entity that provides for Mege Union to exclusively provide essential services relating to technology, human resources and research and development to the Queen Group entity in exchange for a Consulting Services Fee;

2.
an Operating Agreement between Mege Union and the Queen Group entity that prohibits the Queen Group entity from taking certain material actions or entering into material agreements, including assuming debt, selling or purchasing any assets or rights, using the entity’s assets or rights as collateral, or assigning some or all of the business to a third party, without the prior written consent of Mege Union;

3.
an Option Agreement among Mege Union, the Queen Group entity and the shareholders of such entity that grants Mege Union the right to acquire all of the shareholders’ interest in the Queen Group entity when, if and to the extent permitted by the laws of the People’s Republic of China and prohibits the shareholders from otherwise disposing of their interest in the Queen Group entity except with the prior written consent of Mege Union;

4.
an Equity Pledge Agreement among Mege Union, the Queen Group entity and the shareholders of such entity that grants Mege Union a pledged interest in all of the issued and outstanding interests of each Queen Group entity, including the right of Mege Union to vote such shares, as security for the performance of the Queen Group entity’s obligations under the Consulting Services Agreement; and

5.
a Proxy Agreement between Mege Union and the shareholders of each Queen Group entity that grants the Board of Directors of Mege Union an irrevocable proxy for the maximum period permitted by PRC laws, to vote the shareholders shares of the Queen Group entity in such manner and for or against such proposals as the Board may determine.

Although each of the Queen Group entities has its own set of agreements with us, for each entity the terms and conditions of the agreements are identical to the forms filed as Exhibit 10.9 through 10.13 to Amendment No. 1 Registration Statement on Form S-1/A (Commission File No. 333-151563), filed with the SEC on September 5, 2008.  As a result of the understandings and agreements provided in the foregoing documents, we effectively control each of the Queen Group entities.  Except as set forth in these agreements, Mr. Liu is not entitled to any other compensation in connection with his ownership of the Queen Group entities.

Review, approval or ratification of transactions with related persons.

All the related person transactions shall be reviewed the Nominating and Corporate Governance Committee in conjunction with the Audit Committee of the Board as necessary or appropriate.

The Nominating and Corporate Governance Committee will analyze the following factors, in addition to any other factors the Nominating and Corporate Governance Committee deems appropriate, in determining whether to approve a Related Party Transaction:

●	fairness of the terms for the Company (including fairness from a financial point of view);
●	materiality of the transaction;
●	bids / terms for such transaction from at least two unrelated parties;

●	role of the Related Party (as such term is defined in the Company’s Related Person Transaction Policy, as amended from time to time) in the transaction;
●	structure of the transaction;
●	the policies, rules and regulations of the U.S. federal and state securities laws;
●	the policies of the Committee; and
●	interests of each Related Party in the transaction.

The Nominating and Corporate Governance Committee will only approve a Related Party Transaction if the Committee determines that the terms of the Related Party Transaction are beneficial and fair (including fair from a financial point of view) to the Company and are lawful under the laws of the United States. In the event multiple members of the Nominating and Corporate Governance Committee are deemed a Related Party, the Related Party Transaction will be considered by the disinterested members of the Board of Directors in place of the Nominating and Corporate Governance Committee.

The following transactions will be exempted and will be governed by the Company’s other applicable policies:

●	payment of compensation by the Company to its officers or directors for service to the Company in their stated capacity;
●	transactions available to all employees or all shareholders of the Company on the same terms; and
●	transactions which, when aggregated for any Related Party, involve less than US$120,000 and are approved by the Chief Executive Officer, who is not a Related Party in the transaction.

The Nominating and Corporate Governance Committee is prohibited from approving or ratifying any Related Party Transaction whereby the Company directly or indirectly, including through any subsidiary, extends or maintains credit, arranges for the extension of credit, or renews an extension of credit, in the form of a personal loan to or for any director or executive officer (or equivalent thereof) of the Company.

Deadline for Submission of Stockholder Proposals for 2011 Annual Meeting of Stockholders

Stockholders may present proposals for inclusion in the Proxy Statement for the 2011 Annual Meeting of Stockholders provided that such proposals are received by the Secretary of the Company in accordance with the time schedules set forth in, and otherwise in compliance with, applicable SEC regulations, and the bylaws of the Company, as applicable.  Proposals submitted not in accordance with such regulations will be deemed untimely or otherwise deficient; however, the Company will have discretionary authority to include such proposals in the 2011 Proxy Statement.

Stockholder Communications

Stockholders wishing to communicate with the Board of Directors may direct such communications to the Board of Directors c/o the Company, Attn: Ms. Judy Jiang. Ms. Judy Jiang will present a summary of all stockholder communications to the Board of Directors at subsequent Board of Directors meetings.  The directors will have the opportunity to review the actual communications at their discretion.

Additional Information

Accompanying this Proxy Statement is a copy of the Company’s 2010 Annual Report to Stockholders, which includes the Company’s Annual Report on Form 10-K for the year ended May 31, 2010.  Such Report constitutes the Company’s Annual Report to its Stockholders for purposes of Rule 14a-3 under the Securities Exchange Act of 1934.  Such Report includes the Company’s audited financial statements for the 2010 fiscal year and certain other financial information, which is incorporated by reference herein.  The Company is subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith files reports, proxy statements and other information with the SEC.  Such reports, proxy statements and other information are available on the SEC’s website at www.sec.gov.  Stockholders who have questions in regard to any aspect of the matters discussed in this Proxy Statement should contact Judy Jiang, Secretary of Board of Directors, at 86-451-8770-2280.

Form of Proxy Card

SOKO FITNESS & SPA GROUP, INC.
No.194, Guogeli Street, Harbin,
Heilongjiang Province, China 150001
86-451-8770-2280

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED HEREBY APPOINTS TONG LIU AND SHAWN QU, AND EACH OF THEM, AS PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE ALL THE SHARES OF COMMON STOCK OF SOKO FITNESS & GROUP, INC. HELD OF RECORD BY THE UNDERSIGNED ON SEPTEMBER 3RD, 2010, AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 29, 2010, OR ANY ADJOURNMENT THEREOF.

1.           Election of Tong Liu, Xia Yu, Colin Sung, Su Zhang and Yang Chen as directors, to hold office until the 2011 annual meeting of stockholders or their successors are elected and qualified or until their earlier resignation or removal.

[    ]           FOR THE NOMINEES
[    ]           WITHHOLD AUTHORITY FOR THE NOMINEES
[    ]           FOR ALL EXCEPT (see instructions)

[    ] Tong Liu
[    ] Xia Yu
[    ] Colin Sung
[    ] Su Zhang
[    ] Yang Chen

Instructions: to withhold authority for any individual nominee, mark “FOR ALL EXCEPT” and fill in the circle next to the nominee you wish to withhold for.

2.           To ratify the appointment by the Audit Committee of the Company’s Board of Directors of Friedman LLP as the Company’s independent auditors for the fiscal year ending May 31, 2011 (Proposal 1); and

3.           In their discretion, upon the transaction of any other matters which may properly come before the meeting or any adjournment thereof.

[    ]  FOR                            [    ]  AGAINST                                           [    ]  ABSTAIN

The shares represented by this proxy, when properly executed, will be voted as specified by the undersigned shareholder(s).  If this card contains no specific voting instructions, the shares will be voted FOR each of the proposals described on this card.

_____________________________________
Signature of Stockholder(s)

_____________________________________
Date

Please sign exactly as the name appears below.  When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign the corporate name by the president or other authorized officer.  If a partnership, please sign in the partnership name by an authorized person.

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date.  Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.